Moolec®

SCIENCE IN ALTERNATIVE PROTEINS

LightJump



Investor Presentation

June 2022

Disclaimer

This presentation was prepared for informational purposes only by Moolec Science Limited, ("Moolec") and LightJump Acquisition Corporation ("LightJump") and is intended to be provided only to accredited institutional investors who are considering an investment in Moolec. The information provided in this presentation is intended to highlight certain matters bearing upon the current status of Moolec that may be of interest to potential investors. The information is not complete, comprehensive or exhaustive, and any potential investor wishing to obtain additional information about topics referenced in the presentation, or other matters in connection with a potential investment, is encouraged to contact Moolec.

Forward-Looking Statements

This presentation includes "forward-looking statements." Forward-looking statements may be identified by the use of words such as "forecast," "intend," "seek," "target," "anticipate," "believe," "expect," "estimate," "plan," "outlook," and "project" and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. For example, statements concerning the following include forward looking statements: the growth of Moolec's business and its ability to realize expected results; the business model of Moolec relating to any partnerships, commercial contracts, regulatory approvals or patent filings; the viability of its growth and commercial strategy; financial projections; the success, cost and timing of its product development abilities; the advantages and potential of Moolec's technology and products, including in comparison to competing technologies and products; trends and developments in the industry; the addressable market; the contemplated transaction among Moolec and LightJump; Moolec's addressable market; and the potential effects of the business combination among Moolec and LightJump. Such forward-looking statements with respect to performance, prospects, revenues and other aspects of the business of Moolec or LightJump are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Although we believe that we have a reasonable basis for each forward-looking statement contained in this presentation, we caution you that these statements are based on a combination of facts and factors, about which we cannot be certain. These factors include, but are not limited to: (1) the inability to complete the transactions contemplated by the proposed business combination, resulting in a combined company with the expectation to be listed on Nasdaq (the "Combined Company"); (2) the inability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, and the ability of the combined business to grow and manage growth profitably; (3) the inability to successfully retain or recruits officers, key employees, or directors following the proposed business combination; (4) effects on LightJump's public securities' liquidity and trading; (5) the market's reaction to the proposed business combination; (6) the lack of a market for LightJump's securities; (7) Moolec's and LightJump's financial performance following the proposed business combination; (8) costs related to the proposed business combination; (9) changes in applicable laws or regulations; (10) the possibility that LightJump or Moolec may be adversely affected by other economic, business, and/or competitive factors; (11) the risk that Moolec is unable to successfully develop and commercialize Moolec's products or services or experience significant delays; (12) the risk of product liability or regulatory lawsuits relating to Moolec's products and services; (13) the risk that Moolec is unable to secure or protect its intellectual property; (14) the ability to maintain the listing of LightJump's securities on Nasdaq and (15) the ability for the Combined Company's securities to be approved for listing on Nasdaq or if approved, maintain the listing. The foregoing list of factors is not complete or exhaustive. You should carefully consider the foregoing factors as well as other risks and uncertainties described in the "Risk Factors" section of LightJump's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and in the final prospectus of LightJump related to its initial public offering filed with the Securities and Exchange Commission ("SEC"). You should also carefully consider the other risks and uncertainties indicated from time to time in documents filed or to be filed with the SEC by LightJump and the Form F-4 and proxy statement to be filed with the SEC by the Combined Company and LightJump.

Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Forward-looking statements speak only as of the date they are made. Accordingly, you should not put undue reliance on these statements.

Industry and Market Data; Trademarks and Trade Names

In this presentation, Moolec and LightJump rely on and refer to information and statistics regarding the market in which Moolec competes and other industry data. Moolec and LightJump obtained this information and statistics from third-party sources, including reports by market research firms. Accordingly, none of Moolec, LightJump nor their respective affiliates and advisors makes any representations as to the accuracy or completeness of these data. Moolec and LightJump have supplemented this information where necessary with information from Moolec's own internal estimates, taking into account publicly available information about other industry participants and Moolec's management's best view as to information that is not publicly available. Moolec and LightJump also own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties trademarks and Moolec or LightJump use thereof does not imply an affiliation with, or endorsement by the owners of such trademarks, copyrights, logos and other intellectual property. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that Moolec or LightJump will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names.

No Offer or Solicitation

This presentation is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Confidentiality

All recipients agree that they will keep confidential all information contained herein and not already in the public domain and will use this presentation solely for evaluation purposes. Recipient will maintain all such information in strict confidence, including in strict accordance with any underlying contractual obligations and all applicable laws, including United States federal and state securities laws. This presentation is not intended to constitute and should not be construed as investment advice and does not constitute investment, tax, or legal advice.

Important Information About the Business Combination and Where to Find It

In connection with the proposed transaction, the Combined Company, which is expected to become the holding company of LightJump and Moolec as of the closing of the proposed transaction, is expected to file a registration statement on Form F-4 (the "Form F-4") with the SEC that will include a proxy statement of LightJump that will also constitute a prospectus of the Combined Company. Moolec, the Combined Company and LightJump urge investors, stockholders and other interested persons to read, when available, the Form F-4, including the preliminary proxy statement/ prospectus and amendments thereto and the definitive proxy statement/prospectus and documents incorporated by reference therein, as well as other documents filed with the SEC in connection with the proposed transaction, as these materials will contain important information about Moolec, Combined Company, LightJump and the proposed transaction. After the registration statement is declared effective, the definitive proxy statement/prospectus to be included in the registration statement will be mailed to shareholders of LightJump as of a record date to be established for voting on the proposed business combination. Once available, shareholders will also be able to obtain a copy of the Form F-4, including the proxy statement/prospectus, and other documents filed with the SEC without charge, by directing a request to: 2735 Sand Hill Road, Suite 110, Menlo Park, CA 94025. The preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, can also be obtained, without charge, at the SEC's website (www.sec.gov).

Participants in the Solicitation

Moolec and Lightjump and their respective directors and executive officers may be considered participants in solicitation of proxies with respect to the proposed business combination described in this presentation under the rules of the SEC. Information about the directors and executive officers of LightJump is set forth in LightJump's final prospectus filed with the SEC pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the "Securities Act") on January 12, 2021, and is available free of charge at the SEC's website at www.sec.gov or by directing a request to: 2735 Sand Hill Road, Suite 110, Menlo Park, CA 94025. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the LightJump stockholders in connection with the proposed business combination will be set forth in the registration statement containing the proxy statement/prospectus for the proposed business combination when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Presenters

LightJump



Robert Bennett
Chairman & CEO

25+ years equity sponsor in technology, advanced manu-facturing, and digital media. Co-Founder and CEO of View Market (sold to Gow Media). Co-Founder of multiple IT services companies

Union Acquisition Group



Kyle P. Bransfield
CEO & Co-Founder

CEO & Director of UAC I and UAC II -SPAC mergers with Bioceres Crop Solutions (NASDAQ: BIOX) in 2019 and Procaps Group (NASDAQ: PROC) in 2021-. Former Partner at Exos Technology Financial Partners and Atlantic Pacific Capital

Bioceres Group



Federico Trucco
CEO

Bioceres' CEO since 2011. Biochemist with a Ph.D degree in Crop Sciences from the University of Illinois at Urbana-Champaign. Since 2019 he is chairman of the Argentine Chamber of Biotechnology

Moolec Science



Gastón Paladini
CEO & Co-Founder

10 years in the traditional food industry as a Director of Paladini Group, one of the largest meat production players in Latin America

Moolec Science



José López Lecube
CFO

15 years in strategic roles for multinational companies in agribusiness and tech with expertise in finance, strategy, and partnerships.

Moolec Science



Amit Dhingra
CSO

20+ years in genomics and plant biotechnology. Prof. and Head, Department of Horticultural Sciences, Texas A&M University. 10+ years of corporate leadership.

Overview of SPAC Business Combination, Capital Structure, and Use of Proceeds

Moolec & LJ Business Combination

- Lightjump Acquisition Corp. (NASDAQ: LJAQ) is a $138M listed SPAC with deep private equity experience in emerging technologies.
- Moolec Science Limited (Moolec) is an early stage FoodTech company that has a focus on growing real animal proteins in plants to produce affordable and animal-free ingredients.
- The transaction is expected to close 2H 2022 with the combined Company being Moolec Science SA, a holding company incorporated under the laws of Luxembourg (the "Combined Company").
- Moolec´s proforma equity value will be $504M (assuming no redemptions from SPAC investors and prior to transaction expenses); Existing Moolec shareholders would receive ~65% of the proforma equity assuming no redemptions.

Capital Structure

- As a result of the transaction, the Combined Company would be funded with $138M cash held in LJAQ's trust account, assuming no LJAQ investors exercise their redemption rights at closing and prior to transaction expenses.
- In addition, LJAQ has entered into a backstop agreement with entities affiliated with Moolec to guarantee a $10M minimum cash condition at closing.

Motivations for being listed

- Become a Category Leader by being the first Molecular Farming FoodTech company listed on the Nasdaq Exchange.
- Accelerate the commercialization of late-stage products, Chymosin SPC and GLA.
- Expansion of R&D & Regulatory Approval efforts for existing product pipeline.
- Funding for team expansion and general corporate expenses.
- Organic & inorganic growth opportunities.

Transaction Overview – Capitalization, Sources, and Uses

Transaction Sources and Uses

Redemptions Scenarios

Sources	0%	50%	100%
LJAQ cash in trust [1]	$138 M	$69 M	$0 M
Moolec Shares (rollover equity)	$325 M	$325 M	$325 M
Backstop [8]	$0 M	$ 0 M	$10 M
Total Sources	**$463 M**	**$394 M**	**$335 M**

Uses	0%	50%	100%
Cash to Surviving Company Balance Sheet [1]	$118 M	$54 M	$3 M
Moolec Shares (rollover equity)	$325 M	$325 M	$325 M
Estimated Transaction costs [2]	$20 M	$15 M	$7 M
Total Uses	**$463 M**	**$394 M**	**$335 M**

1. Assumes different redemptions scenarios from LJAQ Investors; actual redemptions may differ
2. Estimated transaction costs paid in cash (excludes expenses paid with equity); final expenses will differ depending on negotiations.
3. Excludes private & public warrants, transaction costs paid with equity post closing and management equity plan
4. Includes original Moolec shareholders
5. Includes LJAQ Sponsor shares
6. Includes shares from Moolec SAFE holders inclusive of certain existing shareholders and third-party investors and shares from other equity commitments
7. Assumes ~$0.4M of existing debt will be cancelled prior to closing
8. LJAQ has entered into a backstop agreement with entities affiliated with Moolec to guarantee a $10M minimum cash condition at closing
9. Number of shares could differ depending on backstop agreement implementation

Pro-Forma Valuation

Redemptions Scenarios

		0%	50%	100%
Pro Forma Shares Outstanding [1,3]	M shares	50.4	43.5	37.6[9]
Illustrative Share Price	$/share	$10	$10	$10
Pro Forma Equity Value		**$504 M**	**$435 M**	**$376 M**
(-) Pro Forma Cash to Surviving Company Balance Sheet [1,2]		- $118 M	- $54 M	- $3 M
(+) Pro Forma Net Debt [7]		$0 M	$0 M	$0 M
Pro Forma Enterprise Value		**$ 386 M**	**$ 381 M**	**$ 373 M**

Pro-Forma Ownership [1,3]

Redemptions Scenarios

	0%		50%		100%	
Existing Shareholders [4]	32.5	*65%*	32.5	*75%*	33.0	*88%*
LJAQ Public Shareholders	13.8	*27%*	6.9	*16%*	0.0	*0%*
LJAQ Sponsor [5]	2.4	*5%*	2.4	*6%*	2.9	*8%*
Other Investors [6]	1.7	*3%*	1.7	*4%*	1.7	*4%*
Total	**50.4**	***100%***	**43.5**	***100%***	**37.6[9]**	***100%***

Moolec

SCIENCE IN ALTERNATIVE PROTEINS

Investment Highlights

01

Pioneer of the 4th technological pillar within the alternative protein industry as a category creator

02

Focused on highest impact segment (ingredients) of the marketplace

03

Unmatched value proposition with cost, scale, nutrition and organoleptic advantages

04

Long-standing strategic partnerships and R&D leadership

05

Sizeable TAM and industry trends will support significant growth opportunities

06

Visionary leadership team with unparalleled expertise in the Molecular Farming category

Planting the Future of Food


Moolec

Moolec is a science-based food ingredient company using Molecular Farming technology.

Our purpose is to **upgrade taste, nutrition, and affordability of alternative** protein products while building a more sustainable and equitable food system.

Moolec by the Numbers

Moolec is pioneering the future of alternative protein ingredient production

$72B
Total Addressable Markets (2025E)[1]

1st
To achieve a bovine protein with plants for food

15+
Global Patents & Patent Applications

60X
Less GHG Emissions vs. Cattle Farming[2]

35X
Less Land Usage vs. Cattle Farming[3]

100%
Animal-Free

10+
Years of Propietary Research & Development

4
Key Alliances with crop science and pharmaceutical players

7
Signed Contracts, MOUs & MTAs with Food Producers

[1] Moolec's internal analysis based on publicly disclosed information for the industry, primarily the GFI State of Industry Report 2021 (March 2022). Serviceable addressable market (SAM) detailed in slide 29
[2] https://ourworldindata.org/food-choice-vs-eating-local
[3] https://ourworldindata.org/agricultural-land-by-global-diets

The Industry



Present Context: Ring of Fire

COVID-19 has amplified the weakness of the global food supply chain and the dismal outlook on food security

Economic[1]

- War in Ukraine is amplifying global food crisis[2]
- World Bank expects upward pressure on commodity and agriculture prices to continue throughout 2022

Enviromental[3]

- Rising average global climate temperature and extreme weather patterns are expected to continue through 2022
- 70% of all freshwater is already dedicated to traditional agriculture[4]

Human Health[5]

- Long-term consumption of meat highly correlated with early morbidity and cardiovascular disease, the leading cause of death in the US and Latin America
- $1.7tn in annual economic cost of diet-related illness in US

Pests & Diseases[6]

- The $100B toll of a pig epidemic in China. African Swine Fever in China is shaking up world trade flows[7]
- WHO says that overuse of antibiotics in farming contributes to higher levels of its resistance in some human infections[8]

Moolec

1 https://www.fao.org/worldfoodsituation/foodpricesindex/en/
2 https://time.com/6162598/ukraine-war-food-shortage/
3 https://www.mckinsey.com/-/media/mckinsey/industries/agriculture/our%20insights/reducing%20agriculture%20emissions%20through%20improved%20farming%20practices/agriculture-and-climate-change.pdf
4 https://www.worldbank.org/en/topic/water-in-agriculture#1
5 https://milkeninstitute.org/report/americas-obesity-crisis-health-and-economic-costs-excess-weight
6 https://www.fao.org/news/story/en/item/1402920/icode/
7 https://gro-intelligence.com/insights/how-african-swine-fever-in-china-is-shaking-up-world-trade-flows
8 https://www.saveourantibiotics.org/the-issue/antibiotic-overuse-in-livestock-farming/

The world needs more and sustainable food

Population growth could reach 10 billion people by the year 2050
Crop production would need to double to support the demand

Inefficient conversion[1]

25 kg of grain + 15.400 lts of water = 1 kg of meat

Unsustainable system[2]

40%
Croplands for feed

15%
GHG emissions[2]

Consumer's Shift[3]

25%
Vegetarian, vegan and flexitarians

Animal Welfare Trend

[1] RethinkX. Rethinking Food and Agriculture 2020-2030. The Second Domestication of Plants and Animals, the Disruption of the Cow, and the Collapse of Industrial Livestock Farming
[2] FAO. The Contribution of Agriculture to Greenhouse Gas Emissions (February 2020)
[3] WWF & SustainAbility. Sustainable Food Systems and Diets: This review of multi-stakeholder initiatives (October 2018)

Moolec

SCIENCE IN ALTERNATIVE PROTEINS

Alternative Proteins Industry emerged to address the problems

Companies use different technologies and ingredients based on plants, cells, and microbes



Plant-Based[1]

Products made from plants that are alternatives to animal-based products. This includes plant-based meat, seafood, eggs, and dairy



Fermentation[2]

Use of intact live microorganisms to modulate and process plant-derived ingredient; the leverage of the fast growth and high protein content of microorganisms for efficient production



Cultured Meat[3]

Genuine animal meat produced by cultivating animal cells directly.
Made of the same cell types arranged in the same or similar structure as animal tissues, thus replicating sensory and nutritional profiles of conventional meat

Moolec

[1] https://gfi.org/science/the-science-of-plant-based-meat/
[2] https://gfi.org/science/the-science-of-fermentation/
[3] https://gfi.org/science/the-science-of-cultivated-meat/

Total Addressable Market

Alternative protein consumption projections (retail prices)[1]



~17% CAGR
300
200
100
0
~$40B
~$65B
~$140B
~$300B
2022
2025
2030
2035

[1] Moolec's internal analysis based on publicly disclosed information for the industry, primarily the GFI State of Industry Report 2021 (March 2022)

The challenge: Reach parity with animal-based food



Taste and texture

Nutritional values

Scalability and low costs

The solution: Moolec as Category Creator[1]





	Plant-based	Fermentation	Cultured meat	Moolec® Molecular Farming
Taste and texture	✗	✓	✓	✓
Nutritional values	✗	✓	✓	✓
Scalability and low costs	✓	✗	✗	✓
	Plants	Science	Science	Plants + Science

[1] Moolec's internal analysis based on publicly disclosed information for the industry and management estimates. Sources:
- https://www.studyfinds.org/taste-plant-based-diet/
- https://www.foodnavigator-asia.com/Article/2021/08/17/Plant-based-nutritional-pitfalls-Why-novel-products-don-t-necessarily-improve-diet-quality-Study
- https://www.morningstarfarms.com/content/dam/NorthAmerica/morningstarfarms/pdf/MSFPlantBasedLCAReport_2016-04-10_Final.pdf
- https://link.springer.com/article/10.1007/s11367-015-0931-6
- https://thecounter.org/lab-grown-cultivated-meat-cost-at-scale
- https://gfi.org/wp-content/uploads/2021/03/cultured-meat-LCA-TEA-policy.pdf

The Technology



Animal proteins in plants

We introduce the real DNA of proteins' genes to the seeds of the main plants used in food to give back real taste and nutrition to products using Molecular Farming technologies



Moolec's Technology
Plant-based animal proteins
Seeds
Crops
Food
Animal proteins - Genetic engineering

Molecular Farming:
A cost-effective way to produce Alternative Proteins[1]



Plants as Bioreactors

We use plants as small factories, without extra energy cost,using biology.



No extra purification cost

We mix animal and plant proteins saving the extra purification cost.



Economy of scale

We use the hectares of farming to achieve volume, productivity and low costs.

[1]Based on Moolec's internal analysis based on publicly disclosed information for the industry and management estimates

Molecular Farming vs. Animal-based production system

35X less[1]



Land Usage

8X less[2]



Water Footprint

60X less[3]



CO_2 Emissions

Moolec

[1] https://ourworldindata.org/agricultural-land-by-global-diets
[2] https://waterfootprint.org/en/water-footprint/product-water-footprint/water-footprint-crop-and-animal-products/
[3] https://ourworldindata.org/food-choice-vs-eating-local

SCIENCE IN ALTERNATIVE PROTEINS

Molecular Farming Landscape[1]

The industry is growing with stronger recognition of the advantages of Molecular Farming
Moolec has a competitive edge in using both soybean and pea seeds

Nobell Foods[2]	Miruku[3]	Mozza[4]	Kyomei[5]	Moolec
				 Moolec
Dairy proteins in Soybeans	Dairy proteins in Soybean	Dairy proteins in Soybeans	Meat proteins in Tobacco Leaves	Meat proteins in Soybean & Pea
Dairy			Meat	

Moolec

[1] Source: Moolec's internal analysis based on publicly disclosed information for the industry and management estimates
[2] https://www.nobellfoods.com/
[3] https://miruku.com/
[4] https://www.mozzafoods.com/
[5] https://kyomei.co.uk/

SCIENCE IN ALTERNATIVE PROTEINS

The Company



Moolec, a spin off from Bioceres Group[1]

Science for a sustainable agriculture

(Bioceres S.A. - Private entity)

Scientific team

+

Intelectual property, assets and approvals

+

Newly formed management and scientific leadership

Science applied to alternative proteins

Moolec®

[1] Bioceres Group is a private entity

Moolec's Pathway to Public Listing


10 years building our technology
Technology scale-up
Lab Pilot plant
Patents Approvals
Industrial scale Commercialization
Spin off (UK Entity)
From Safflower to Soy
Company Building
Expected Listing
INTELLECTUAL PATENTED PROPERTY
Moolec
Nasdaq
2008
2014
2018
2020
2021
2022
IP Incorporation
Bioceres Crop Solutions
(NASDAQ:BIOX)
(Bioceres S.A. - Private entity)

World Class Team



Gastón Paladini, MBA
CEO & Co-Founder
10 years in the traditional food industry as a Director of Paladini Group, one of the largest meat production players in Latin America



Henk Hoogenkamp, Ph.D
CPO & Co-Founder
10+ years in food and bio-materials applications with special focus on animal and plant-based proteins



Amit Dhingra, Ph.D
CSO
20+ years in genomics and plant biotechnology. Prof. and Head, Department of Horticultural Sciences, Texas A&M University. 10+ years of corporate leadership



José López Lecube, MBA
CFO
15 years in strategic roles for multinational companies in agribusiness and tech with expertise in finance, strategy, and partnerships



Martín Salinas, Ph.D
Chief of Technology & Co-Founder
10+ years in Ag-biotech space leading the world's first industrial production of animal protein in plants for the food industry



Catalina Jones, B.A.
Chief of Staff & Sustainabiliy
10+ years in communications, accountability, and sustainability management for financial, agribusiness, packaging, and food industry



David Heron, Ph.D
Regulatory Affairs Manager
30+ years in the biotechnology regulatory program of USDA-APHIS focused on policy development, training, public communication, and capacity building in agricultural biotechnology



Bruce Williamson, Ph.D
Plant Biologist
10+ years of research experience and a strong background in molecular plant sciences, plant breeding, and biotechnology



Vivek Narisetty, Ph.D
Sr. Molecular Biologist
7+ years in process development for value-added chemicals, strain and media engineering, bioreactor scale-up and downstream processing

Board of Directors



Federico Trucco, Ph.D

Bioceres' CEO since 2011. Biochemist with a Ph.D degree in Crop Sciences from the University of Illinois at Urbana-Champaign. In 2018 was recognized with the Konex Award, one of Argentina's most prestigious leadership awards, for business innovation. Since 2019 he is chairman of the Argentine Chamber of Biotechnology



Juan Sartori, B.S.

International entrepreneur, investor, Uruguayan senator. He is the President and Founder of Union Group, a privately owned investment firm that holds significant interests across an array of industries such as agriculture, energy, forestry, infrastructure, minerals, oil & gas, and real estate



Oscar León Betancor, CPA

Solid background in Financial Management, Accounting, Project Finance, and Risk Analysis, with large experience in Agriculture, Mining, and Hydropower Industries. US/Canadian GAAP, IFRS knowledge, SEC, and TSX reporting & filing experience



Gastón Paladini, MBA

For the last 10 years, he has been a Board Member for Paladini Group -his family's company and one of the largest meat producers in Latin America-. Fully aware of the current challenges that the industry is facing, he co-founded Moolec to lead a top-notch scientific team into food

Go-To-Market



Business Model

From farm to fork: Moolec's innovation and traceability starts at the beginning of the food ingredients value chain


Moolec
Modified Seeds
Moolec's IP
Contracted Growers & Downstream
Unique Animal-free ingredients
B2B MODEL
Food Producers & CPG Companies
Retail / Food Services
Consumers
Ingredients Companies
Partnership or Licensing

Product Portfolio

Enhanced plant-based ingredients with real animal proteins inside[1]


Chymosin SPC
Moolec

Chymosin SPC



Safflower


GLA SONOVA
Moolec

GLA SONOVA®



Soy


POORK+
SOY+PORK
ANIMAL FREE
Moolec



Pea


BEEF+
PEA+BEEF
ANIMAL FREE
Moolec

Dairy Ingredients

Plant-based chymosin, a key ingredient for cheese production compulsory for the clotting step

Bovine protein

Nutritionals Oils

Plant-based GLA oil destined for enriching food, nutraceutical products, and pet food[2]

Gamma linolenic acid

Meat Replacements

Plant-based real porcine proteins embedded within the matrix of native soy proteins to enhance alternative meat products in terms of taste, color, and nutritional values

Porcine protein

Meat Replacements

Plant-based real bovine protein embedded within the matrix of native pea proteins to enhance alternative meat products in terms of taste, color, and nutritional values

Bovine protein

[1] Applies to plant-based chymosin, POORK+ and BEEF+ products. GLA is a plant-based nutritional oil.
[2] For food from GLA safflower, to date US-FDA has approved the GLA-containing safflower seed oil seed as a new ingredient in dietary supplement products, nutritional beverages, and medical foods for humans. US-FDA has also approved use of the seed oil as an ingredient in food for dogs and cats. US-FDA has also approved the use of seed meal of these GLA safflower plants in cattle and poultry feeds. Moolec is in pre-submission consultations with US-FDA for additional uses of GLA safflower products in food for humans and animals.

Pipeline Status


R&D
Prototype
Scale-up
Production
Commercialization
SAM 2025
REGULATORY APPROVALS
Dairy Ingredients
Meat Proteins
Chymosin SPC
~$350M[1]
REGULATORY APPROVALS
Nutritional Oils
Gamma linolenic acid
GLA SONOVA®
~$1.5B[2]
Meat Replacement
Meat Proteins
BEEF+
~$1.5B[3]
Meat Replacement
Meat Proteins
POORK+
~$1.5B[3]

[1] Moolec internal analysis based on Global Rennet Market 2022-2027 - Mordor Intelligence
[2] Moolec internal analysis based on Global Gamma Linolenic Acid market. Market size, status and forecast to 2028 - Verified Market Research
[3] Moolec internal analysis based on Plant-based Ingredients Market 2021 - MarketsAndMarkets

Regulatory Pathway

Cultivation

1. **Cultivation approvals are not needed world-wide**

2. **Moolec cultivates in the USA and Argentina**

   - **USA:** Moolec's plants may not be subject to USDA-APHIS regulation 7 CFR part 340 because they may not meet the definition of plant pest nor they are intendeed for pharmaceutical or industrial use

   - **Argentina:** Moolec's plants may be approved by the Ministry of Agriculture, Livestock and Fisheries guidelines.



USDA | Ministerio de Agricultura, Ganadería y Pesca, Presidencia de la Nación

Food

1. **Approvals:** for food and feed (products and by-products)

2. **Codex Alimentarius Guidelines for Food Safety:**

   - **USA:** US-FDA | GRAS (Generally Recognized As Safe), etc.

   - **Rest of the world:** adaption to local laws and regulations

3. **Labelling:** provide food producers necessary technical information

CODEX ALIMENTARIUS | FDA

Patent Portfolio: IP Driven

Moolec holds as owner and licensee an international patent portfolio for its Molecular Farming products andstands on a growing IP strategy with great understanding of the plant-biotech landscape offering a competitive advantage on its execution

Current


PATENT PENDING

Chymosin
SPC


INTELLECTUAL
PATENTED
PROPERTY

GLA

Potential IP Opportunities


POORK+
SOY+PORK
ANIMAL FREE
Moolec


BEEF+
PEA+BEEF
ANIMAL FREE
Moolec

Today most consumers accept GMO Food

98% of all soybeans grown in the USA are GMO, and Impossible Burger's successful rollout confirmed that GMO is no longer a material issue in the US consumer's minds[1,2]


FOOD DIVE

GMO labeling not likely to impact purchase decisions, study says

Research found voluntary certification from the Non-GMO Project had a greater influence on consumers than the type of mandatory disclosure that went into effect this week.

Published Jan. 5, 2022

DERIVED FROM BIOENGINEERING
BIOENGINEERED



ALLIANCE FOR SCIENCE
DONATE
Anti-GMO themes losing traction worldwide, suggests new scientific paper
NEWS

Transparency and the cause's purpose are key

Discussion gravitates around science, hunger and climate change.

Moolec promotes a new scientific movement[3]:

GM4GOOD

GM4GOOD.ORG

[1] https://www.fooddive.com/news/gmo-labeling-not-likely-to-impact-purchase-decisions-study-says/616452/
[2] https://allianceforscience.cornell.edu/blog/2022/03/anti-gmo-themes-losing-traction-worldwide-suggests-new-scientific-paper/
[3] https://gm4good.org/

Moolec addresses directly 10 of the 17 SDGs

We use SDGs and the 2030 Agenda as guidelines to strategically align our business in search of building a more equitable, resilent, and sustainable food system[1,2]

Moolec®


SUSTAINABLE DEVELOPMENT GOALS
2 ZERO HUNGER
3 GOOD HEALTH AND WELL-BEING
6 CLEAN WATER AND SANITATION
7 AFFORDABLE AND CLEAN ENERGY
8 DECENT WORK AND ECONOMIC GROWTH
10 REDUCED INEQUALITIES
12 RESPONSIBLE CONSUMPTION AND PRODUCTION
13 CLIMATE ACTION
14 LIFE BELOW WATER
15 LIFE ON LAND


FOOD AND AGRICULTURE

From ending poverty, hunger to responding to climate change, food and agriculture lie at the very heart of the 2030 Agenda for Sustainable Development

[1] https://sdgcompass.org/
[2] http://www.fao.org/documents/card/en/c/09a43cf2-c53a-40fe-bf4aa7f87236b2ce/

Status & Next Steps



LTM Key Milestones

1. Soybean
Greenhouse & T1 Seed Stage



2. GLA / Safflower
Scaling up seed multiplication



3. FDA / Regulatory
Chymosin GRAS

Pre-submission Stage



4. Back Crossing Safflower
Chymosin x GLA

BC1 Stage 1



5. Partnership with grupoINSUD

Global conglomerate with strong presence in the manufacture of biosimilars and other active ingredients for the pharmaceutical industry. Together we have achieved intracellular expression of animal-free meat proteins for R&D and future commercial purposes


CHEMO



6. Contracts, MOUs and MTAs

Conversations with food, ingredient, and nutraceuticals companies globally

Moolec's Future Plans

2023		2024	
Partnership with food producers and ingredients companies	Seed multiplication + Field trials	Product definition & prototyping	Pre-industrial scaling-up + New Regulatory approvals


Moolec

Let’s empower science in food for the **good of the planet**

Moolec hello@moolecscience.com Follow us! www.moolecscience.com

Addendum



LightJump

Deal Team

Investment Team brings deep technology and **deal experience**



Robert Bennett
Chairman & CEO

- 25+ years equity sponsor in technology, advanced manufacturing, and digital media
- Co-Founder and CEO of View Market (sold to Gow Media)
- Co-Founder of multiple IT services companies



Will Bunker
Vice Chairman & CFO

- Co-Founder of what became Match.com, sold to Ticketmaster
- Founder of Silicon Valley-based accelerator GrowthX
- Founder of early stage venture fund Silicon Valley Growth Syndicate



Eric Ver Ploeg
President

- Growth stage venture capitalist with VantagePoint and Deutsche Telekom Capital Partners, investing in Cloud
- Founder of two venture-backed companies and co-manager of quantitative hedge fund
- Stanford Ph.D (EE) and Stanford MBA



Patrick Brandt
VP Corporate Dev.

- 20+ years in enterprise software leadership
- Co-founder ShiftSmart, labor management platform, and Chairman of One Day, video technology startup
- Sold Telligent / Zimbra to VMWare and Synecor and Skywire to Oracle

Independent Directors

Public Company & SPAC **Expertise**



Jeff Rich
Operating Partner, Sunstone Partners

- Managing Director, Plumtree Partners
- Former CEO, Affiliated Computer Services, growing from startup to $5B Fortune 500 company



James Keyes
Chairman, Wild Oats

- Former CEO of Fresh & Easy LLC, Blockbuster Inc. and 7-Eleven Inc.
- Significant business and industry expertise, experience running large companies and leading successful transactions



Drew Hamer
CFO, Velodyne Lidar

- Recently completed Velodyne Lidar's reverse merger into a SPAC
- Former CFO, Anomali

LightJump

Digital Transformation
Cybersecurity
DTC

Blockchain
Bank disintermediation

Mobility
Space
Industrial

Category
Creators

Fundamental Atributes → • Large Markets • Category Leaders • Defensible Moats • Growth Inflections Points

Union Acquisition Group

- IPO of Union Acquisition Corp I & II, NYSE & NASDAQ listed SPACs sponsored by Juan Sartori & Kyle Bransfield
- Focused on a business combination with an innovative, emerging growth company with exposure to LATAM
- Proven track record of identifying, acquiring, and promoting growing business in LATAM, on public exchanges
- Leading Serial Sponsor with 2 of the most successful De-SPAC transactions consummated since 2019, with BIOX (10th of 329) and PROC (43rd of 329) both in the top 13% as of June 7th 2022[1]

November 2017
- Union Acquisition Group was founded by Kyle Bransfield

February 2018
- IPO of Union Acquisition Corp. I
- Focused on effecting a combination with one or more LATAM businesses or entities
- Transaction Volume: US$ 115mm

November 2018
- Business Combination Agreement between Union Acquisition Corp. and Bioceres
- Merger sets framework to form Bioceres Crop Solutions (BIOX)

March 2019
- Closing of business combination resulting in NYSE listing of Bioceres Crop Solutions (NYSE: BIOX)
- Kyle Bransfield joins Federico Trucco on the board of BIOX, where he presently sits as an independent director on three committees (i) audit, (ii) compensation, and (iii) nominating and governance

October 2019
- IPO of Union Acquisition Corp. II led by Kyle Bransfield
- Focused on a business combination with an innovative, emerging growth company with exposure to LATAM
- Transaction Volume: US$ 200mm
- Bioceres SA and Union partner to invest $15mm in BIOX in the form of unsecured debt in response to an Argentine banking crisis due to political instability

February 2020
- UAG Partners with Brady Dougan (Former CEO of Credit Suisse) to form SPAC asset management business via two dedicated fund vehicles

March 2020
- BIOX raises - $42mm in convertible preferred to fund organic growth and further develop its novel HB4 drought tolerant technology

March 2021
- Announcement of a definitive business combination agreement representing an Enterprise Value of $1.1 billion with a fully committed equity financing (PIPE) in the amount of $100mm between Union Acquisition Corp. II and Procaps Group.

September 2021
- Closing of business combination with Procaps Group resulting in $163mm in equity funding and a NASDAQ listing
- Kyle Bransfield joins the Procaps Group board of directors and sits on the M&A Committee
- Union Acquisition Group begins collaboration with a Geneva-based hedge-fund complex to trade all aspects of SPAC public securities

[1] SPAC Track - https://spactrack.io/

Bioceres Group

Vision

Bioceres is Latin America's flagship group in the ag-biotech space, advancing the life sciences ecosystem by investing in high impact technologies and science based companies

Functional Foods

Biomaterials

Carbon Neutrality

Health & Wellness

Business Divisions

BIOCERES

Bioceres
Tech Services

Portfolio of high-quality R&D platforms and seed production services

Bioceres
Crop Solutions

Provider of ag-tech solutions enabling the transition towards carbon neutrality

Bioceres Crop Solutions

(NASDAQ:BIOX)

Bioceres
Ventures

Investment advisory/management and project consultancy